SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 23, 2003

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                               Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of business acquired

     None

(b)  Pro forma financial information

     None

(c)  Exhibits

     None

Item 9.  Regulation FD Disclosure

     On September 23, 2003, the Company made the following simple calculations of various financial metrics available. This information is based on the following assumptions, and is not intended as a projection of management's view of the Company's expected performance during the periods indicated. The assumptions are presented to allow the reader to understand the components of the calculations that are summarized in the table of financial metrics presented. The following is intended as a simplified credit scenario for consideration by the reader, who is cautioned to evaluate the assumptions used. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

Assumptions used in the following calculation are for illustrative purposes only and are not a projection of expected performance:

Revenue growth of 10% a year

Incremental EBITDA margin of 65%

Base capital expenditures of $100 million a year

Incremental Capital expenditures of $0.45 for every incremental $1.00 of revenue

The Company's Information Services business generates $30 million of unlevered cash flow a year

The Companys annual cash need for working capital equals $20 million

Minimum cash balance is $500 million and excess cash is used to repay outstanding debt

The foregoing assumptions will cause the following results for the future periods indicated:

                             2004         2005          2006         2007         2008
Revenue                    $1.89B       $2.08B        $2.29B       $2.52B       $2.77B
EBITDA                      $585M        $705M         $840M        $990M       $1.15B
EBITDA Margin                 31%          34%           37%          39%          42%
CapEx                       $180M        $190M         $195M        $200M        $210M
ISG Unlevered Cash Flow     $30M         $30M          $30M         $30M         $30M
Working Capital            $(20M)       $(20M)        $(20M)       $(20M)       $(20M)
Unlevered Cash Flow         $420M        $525M         $655M        $800M        $950M
Net Cash Interest         $(410M)      $(425M)       $(440M)      $(420M)      $(330M)
Free Cash Flow               $10M        $100M         $215M        $380M        $620M
Debt                        $5.0B        $4.9B         $4.8B        $4.5B        $3.9B
Debt/EBITDA                  8.6x         7.0x          5.7x         4.5x         3.4x

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Level 3 Communications, Inc.


September 23, 2003                   By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President